Exhibit 10.2
Translation from the French

AMENDMENT NO. 2
TO THE CREDIT FACILITY AGREEMENT
DATED 03/14/2008

BETWEEN
PILOT SAS
(the Borrower)
AND
SOCIETE GENERALE
BNP PARIBAS
CREDIT LYONNAIS
(the Banks)
10/30/2008

Translation from the French
Between the undersigned:
     - PILOT SAS, simplified form joint stock company (société par actions simplifiée) having a sole shareholder, with share capital of EUR 27,942,800.00, registered with the PARIS Trade and Companies Register under the unique identification number 070 501 374, whose registered office is located 26/28 rue Danielle Casanova, 75002 Paris, represented by Mr. Sébastien Loux acting in his capacity as President, by virtue of the Minutes of the Resolutions of the Sole Shareholder and Holder of Ordinary Stock, who chooses the registered office as his domicile for the performance of the Agreement
Hereinafter designated the “Borrower”, on the one hand,
     - Société Générale, limited liability corporation (société anonyme) with share capital of EUR 738,409,055.00 whose registered office is located 29 Boulevard Haussmann, Paris, registered with the PARIS Trade and Companies Register under the unique identification number 552 120 222, represented for the purpose of the present by Mr. Jean-Paul Brunel acting in his capacity as Director of the Bayonne Exploitation Commerciale of the said company by virtue of a power of attorney granted on 02/25/2008 by Mr. Michel Douzou, Deputy Director of Retail Banking France, by virtue of the powers conferred upon him by Mr. Daniel Bouton, CEO of Société Générale, filed as minutes with the Thibierge public notaries office on 06/01/2007, who chooses the Branch as his domicile for the performance of the Agreement,
     - BNP PARIBAS, limited liability corporation (société anonyme) with share capital of EUR 1,823,540,634 whose registered office is located 16 Boulevard des Italiens, 75009 Paris, registered with the PARIS Trade and Companies Register under the unique identification number 662 042 449, EC identifier FR 76662042449, orias no. 07 022 735, and represented by Ms. Sylvie Bassinet, Business Chargé d’Affaires, by virtue of a power of attorney dated 08/12/2008,
     - CREDIT LYONNAIS, limited liability corporation (société anonyme) with share capital of EUR 1,846,714,837.00, registered with the LYON Trade and Companies Register under the unique identification number 954 509 741, whose registered office is located 18, rue de la République, Lyon, represented by Mr. Jean-Paul Brunel by virtue of the powers conferred upon him on 10/29/2008, who chooses the Direction Entreprises Dauphiné Savoie located 1 rue Molière, 38000 Grenoble as his domicile for the performance of the Agreement,
Hereinafter designated jointly as the “Banks” or individually as the “Bank”, on the other hand,
WHEREAS:
A- The Banks have made available to the Borrower, in accordance with the terms and conditions of the Agreement signed 03/14/2008, a Credit Facility for a maximum amount of EUR 70,000,000.00 (seventy million euros) for a term of 6 months, which was extended by Amendment no. 1 dated 08/14/2008 up until 10/31/2008.
B- Further to a request by the Borrower dated 10/09/2008, the parties have agreed (i) to modify the maturity date and the amount of the Credit Facility and in this context to extend the maturity date thereof until 03/14/2009, (ii) to amend the early repayment events, (iii) to make various other modifications, notably to the applicable margin.
C- The parties have hereby decided to modify the Agreement dated 03/14/2008 in the manner set out below (hereinafter, “Amendment no. 2”).
THE FOLLOWING HAS THEREFORE BEEN AGREED:
The terms used herein (include in this preamble) shall, unless otherwise defined herein or otherwise required by the context, have the meaning ascribed to them in the Agreement.

Translation from the French
ARTICLE 1
In Article 1 of the Agreement entitled “Definitions” (Définitions), the term “Applicable Margin” (Marge Applicable) shall be replaced and modified as follows:
“Applicable Margin” designates the margin, applicable to the Credit, equal to 1.60%, starting from the 1st Drawing following the signature of Amendment no. 2”
ARTICLE 2
Article 2 of the Agreement entitled “Amount and Term” (Montant et Durée) shall be replaced and modified as follows:
“The Banks have placed at the disposal of the Borrower, in accordance with the methods and conditions defined in the Agreement, a Credit Facility of a maximum amount of EUR 70,000,000.00 (seventy million euros), starting from March 14, 2008, for a term of six months. The Credit Facility was extended until 10/31/2008 by Amendment no. 1 dated 08/14/2008.
At the Borrower’s request, by 10/15/2008 at the latest, this credit facility could be renewed once up until 03/14/2009 if unanimously agreed by the Banks, date by which both capital and interest must have been reimbursed in full.
On 10/09/2008, the Borrower requested the extension of the credit facility.
The Banks have unanimously decided to extend the abovementioned Credit Facility, reduced to a maximum amount of EUR 55,000,000.00 (fifty-five million euros) starting from the signature of this Amendment, up until 03/14/2009.
Each Bank shall participate in the Credit Facility at the level of the amounts indicated in Schedule 1.
Each Bank covenants, on an individual basis and without joint liability with the other Banks, to participate in the Credit Facility. No Bank shall be held liable for any potential lack of investment by or failure of one or several of the other Banks.”
ARTICLE 3
Article 7.2 of the Agreement entitled “Effective Global Rate” (Taux Effectif Global) shall be replaced and modified as follows:
“The Credit Facility generating interest at a variable rate, it is impossible to calculate an Effective Global Rate valid for the entire term of the Credit Facility. However, the Loan Agent shall inform the Borrower, by way of an example, that in the event of the utilization of the maximum amount of the Credit Facility as from the signature of the Agreement, and on the basis of all of the financial conditions set out herein and of the most recently published EURIBOR 3 month rate as of the date of signature of the Agreement, i.e. 4.827% per annum, increased by 1.6% per annum, that the period rate for an Interest Period is, on this basis,1.9156%. The Effective Global Rate, which is the annual rate proportional to the period rate, is therefore 7.66% per annum.”
ARTICLE 4
Article 8.2 of the Agreement entitled “Mandatory Prepayments” (Remboursements anticipés obligatoires) shall be replaced and modified as follows:
“In the event of an increase in share capital or an issuance of convertible bonds or any other type of issuance, of an equity capital or quasi-equity capital contribution by QUIKSILVER Inc. or by one of its subsidiaries, as defined by Article L. 233-3 of the [French] Commercial Code, leading to a reimbursement of the Asset Based Lending (ABL) financing signed on 03/06/2005 by QUIKSILVER AMERICAS INC. (and guaranteed by QUIKSILVER INC.) for an initial amount of USD 250m., reaching its term on 04/12/2010, the Borrower shall be obliged to make early repayment of the entire amount of the Credit Facility.”

Translation from the French
ARTICLE 5
Schedule 1 shall be replaced by schedule 1 to this Amendment.
ARTICLE 6
The conditions precedent set out below must have been fulfilled by the date of signature of Amendment no. 2.
a)	The declarations made by the Borrower under Article 10 of the Agreement are exact.

b)	The Sureties stipulated at Article 4 of the Agreement remain valid.

c)	No Early Payment Event has occurred.

d)	No Material Adverse Event has occurred.

e)	Payment of EUR 200,000.00 (two hundred thousand euros) made to the Loan Agent for expenses relating to the file, which shall then become the property of the latter as from their receipt and shall be divided between the Banks in direct proportion to their investment in the Credit Facility.
ARTICLE 7
Starting from the date of the signature of this Amendment no. 2, the Agreement shall be modified by mutual agreement between the parties. It is specifically stated that this Amendment no. 2 does not alter the other provisions of the Agreement which have not been expressly modified by this Agreement, which thereby remain unchanged and retain full and entire effect, notably for the sureties.
ARTICLE 8
8.1	Applicable legal regime

This Amendment shall be governed by French law.

8.2	Competent courts

The Borrower irrevocably accepts that any dispute concerning the validity, interpretation or performance of this amendment N°2 shall be settled by the PARIS COMMERCIAL COURTS.
Executed in      , on Oct. 30, 2008
Executed in five original copies.
THE BORROWER

In St Jean de Luz on 10/30/2008		Pilot SAS stamp
Signatory’s name and capacity	Sébastien Loux
(stamp and signature)	President
signature

Translation from the French
THE BANKS

In St Jean de Luz on 10/30/2008		Jean-Paul Brunel’s stamp
For Société Générale
Signatory’s name and capacity	signature
(stamp and signature)

In St Jean de Luz on 10/30/2008	In St Jean de Luz on 10/30/2008
For Crédit Lyonnais	For BNP PARIBAS	Sylvie Bassinet
Signatory’s name and capacity	Signatory’s name and capacity	signature
(stamp and signature) initials	(stamp and signature)
BNP Paribas stamp
SCHEDULE 1 — INVESTMENT BY THE BANKS